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                                595 MARKET STREET
                                  OFFICE LEASE
                             BASIC LEASE INFORMATION

LANDLORD:       THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

TENANT:         SELECTQUOTE INSURANCE SERVICES

FLOORS:         6th and 7th (Entire Term)
                      5th (May 1, 1999 - November 30, 2002)

SUITES:         600 and 740 (Entire Term)
                      500 (May 1, 1999 - November 30, 2002)

SQUARE FOOTAGE:       15,093 (Commencement Date - April 30, 1999)
                      28,913 (May 1, 1999 - November 30, 2002)

MONTHLY
BASE RENT:      Commencement Date          - October 31, 1996     -- $22,639.50
                      November 1, 1996     - October 31, 1997     -- $23,897.25
                      November 1, 1997     - October 31, 1998     -- $25,155.00
                      November 1, 1998     - April 30, 1999       -- $26,412.75
                      May 1, 1999          - October 31, 1999     -- $50,597.75
                      November 1, 1999     - October 31, 2000     -- $53,007.17
                      November 1, 2000     - October 31, 2001     -- $55,416.58
                      November 1, 2001     - November 30, 2002    -- $57,826.00

TENANT'S PERCENTAGE SHARE OF
EXPENSES AND TAXES:             3.794% (Commencement Date - April 30, 1999)
                                7.267% (May 1, 1999 - November 30, 2002)

BASE YEAR:      1996

TERM: Approximately 7 Years, ending November 30, 2002 (with one option for an additional term of 42 months)

SECURITY DEPOSIT:       $26,413.00 (increased to $57,826 on May 1, 1999)

SCHEDULED COMMENCEMENT DATE:        November 15, 1995

TERMINATION DATE:       November 30, 2002

TENANT'S BROKER:        Belvedere Associates

                                   Dated as of

                                             , 1995
                            ----------------
                            San Francisco, California


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                                595 MARKET STREET

                                  OFFICE LEASE

         THIS 595 MARKET STREET OFFICE LEASE (this "LEASE"), made as of August 16, 1995, between THE EQUITABLE LIFE INSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("LANDLORD"), and SELECTQUOTE INSURANCE SERVICES, a California corporation ("TENANT"),

                              W I T N E S S E T H:

         1.  PREMISES.

         (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the agreements, covenants, conditions and provisions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree, the space (the "INITIAL PREMISES") shown outlined in red on the floor plan(s) attached hereto as EXHIBIT A-1 and situated on the sixth and seventh (6th and 7th) floors of the building (the "BUILDING") constructed by Landlord at 595 Market Street, in the City and County of San Francisco, California and the space (the "FUTURE PREMISES") shown outlined in red on the floor plan(s) attached hereto as EXHIBIT A-2 and situated on the fifth (5th) floor of the Building. (The Initial Premises and the Future Premises are referred to collectively herein as the "PREMISES.") As used in this Lease, the Building shall include all the land thereunder and all appurtenances thereto. The Premises shall include the right to the use, in common with others, of lobbies, entrances, stairs, elevators and other public portions of the Building. All the windows and outside walls of the Premises, and terraces adjacent to the Premises, and Any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof and access thereto through the Premises for the purposes of operation, maintenance and repairs, are reserved to Landlord.

         (b) Landlord and Tenant acknowledge and agree that as of the date hereof the rentable square footage of the Initial Premises is fifteen thousand ninety-three (15,093) square feet, the rentable square footage of the Future Premises is thirteen thousand eight hundred and twenty (13,820) square feet, and such figures shall be final and binding on Landlord and Tenant for purposes of this Lease.

         2. TERM. The term of this Lease with respect to the Initial Premises shall commence (the "COMMENCEMENT DATE") on the earlier to occur of
(i) November 15, 1995 (the "SCHEDULED COMMENCEMENT DATE") or (ii) the date of Tenant's occupancy of the Initial Premises and, unless sooner terminated as hereinafter provided, shall end on November 30, 2002 (the "EXPIRATION DATE"). Tenant is currently in possession of the Future Premises under the terms of that certain Sublease (the "SUBLEASE"), dated May 4, 1993, by and between Royal Indemnity Company, a Delaware corporation, as sublessor ("SUBLESSOR"), and Tenant, as sublessee. Sublessor is the tenant under that certain 595 Market Street Office Lease (as amended, the "MASTER LEASE"), dated February 14, 1979, by and between Sublessor and Landlord. The term of both the Sublease and the Master Lease shall end on April 30, 1999. Tenant hereby agrees not to exercise any right Tenant may have to hold possession of the Future Premises under the Sublease or Master Lease after April 30, 1999, and that, as of May 1, 1999, Tenant's occupancy of the Future Premises shall be governed solely by this

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Lease. The term of this Lease with respect to the Future Premises shall commence on May 1, 1999 and, unless sooner terminated as hereinafter provided, shall end on the Expiration Date.

         3.  BASE RENT.

         (a) Tenant shall pay to Landlord as base rent for the Premises the sum of:

                (i) Twenty-Two Thousand Six Hundred Thirty-Nine and Fifty Hundredths Dollars ($22,639.50) per month for the period from the Commencement Date through October 31, 1996;

                (ii) Twenty-Three Thousand Eight Hundred Ninety-Seven and Twenty-Five Hundredths Dollars ($23,897.25) per month for the period from November 1, 1996 through October 31, 1997;

                (iii) Twenty-Five Thousand One Hundred Fifty-Five Dollars ($25,155.00) per month for the period from November 1, 1997 through October 31, 1998;

                (iv) Twenty-Six Thousand Four Hundred Twelve and Seventy-Five Hundredths Dollars ($26,412.75) per month for the period from November 1, 1998 through April 30, 1999;

                (v) Fifty Thousand Five Hundred Ninety-Seven and Seventy-Five Hundredths Dollars ($50,597.75) per month for the period from May 1, 1999 through October 31, 1999;

                (vi) Fifty-Three Thousand Seven and Seventeen Hundredths Dollars ($53,007.17) per month for the period from November 1, 1999 through October 31, 2000;

                (vii) Fifty-Five Thousand Four Hundred Sixteen and Fifty-Eight Hundredths Dollars ($55,416.58) per month for the period from November 1, 2000 through October 31, 2001; and

                (viii) Fifty-Seven Thousand Eight Hundred Twenty-Six Dollars ($57,826.00) per month for the period from November 1, 2001 through the Expiration Date.

         Base rent shall be payable in advance, on or before the first day of each and every calendar month; provided, however, that base rent for the first full calendar month of the term of this Lease shall be paid upon execution of this Lease. If the Commencement Date falls on a day other than the first day of a calendar month Tenant shall pay an appropriately prorated base rent for the fractional first month of the term of this Lease on the Commencement Date and the base rent payment made upon execution of this lease shall be applied to the first full calendar month of the term of this Lease. Rent shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America at 595 Market Street, Suite 2430, San Francisco, California 94105, or to such other person or at such other place as Landlord may from time to time designate in writing.

         (b) Notwithstanding the provisions of Subparagraph 3(a) above, provided no Event of Default shall occur under this Lease at any time during the term hereof, Landlord hereby waives the

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payment by Tenant of the base rent for the portion of the Initial Premises located on the sixth (6th) floor of the Building for the period from November 15, 1995 through and including February 14, 1996, and agrees that the base rent for the period from November 15, 1995 through and including February 14, 1996 shall be One Thousand Nine Hundred Nine and Fifty Hundredths Dollars ($1,909.50) per month. The foregoing waiver shall be deemed revoked automatically and shall be of no further force and effect (if and to the extent any period remains for which Landlord has agreed to waive payment of any portion of the base rent), and any and all amounts of base rent, payment of which has theretofore been deemed waived by Landlord pursuant to this Subparagraph 3(b) shall become immediately due and payable upon demand by Landlord, upon the occurrence at any time during the term of this Lease of an Event of Default under this Lease. The foregoing concession of Landlord is personal to the named Tenant under this Lease and shall be deemed revoked prospectively (if and to the extent any period remains for which Landlord has agreed to waive payment of any portion of the base rent) upon any subletting of all or any portion of the Premises or assignment of this Lease by the named Tenant under this Lease and the concession granted in this Paragraph shall not inure to the benefit of any subtenant or assignee of the named Tenant hereunder.

         4.  OPERATING COSTS ADJUSTMENTS.

         (a) Tenant shall pay to Landlord as additional rent during each calendar year or part thereof following the calendar year 1996 (the "BASE Year") through April 30, 1999 three and seven hundred ninety-four thousandths percent (3.794%) (the "INITIAL PERCENTAGE") of the total dollar increase, if any, in Operating Expenses (as hereinafter defined) paid or incurred by Landlord in each such year over Operating Expenses paid or incurred by Landlord in the Base Year and during each calendar year or part thereof during the period from May 1, 1999 through the Expiration Date seven and two hundred sixty-seven thousands percent (7.267%) (the "FUTURE PERCENTAGE") of the total dollar increase, if any, in Operating Expenses paid or incurred by Landlord in such year over Operating Expenses paid or incurred by Landlord in the Base Year. As used in this Lease, "OPERATING EXPENSES" means (i) all commercially reasonable costs and expenses incurred or paid by Landlord in connection with the management, operation, maintenance and repair of the Building in accordance with generally accepted accounting principles and commensurate with other Class-A office buildings in San Francisco, California, including, without limitation, water and sewer charges, garbage and waste disposal; license, permit and inspection fees; heat, light, power and other utilities; air conditioning and ventilation; elevator and escalator service; plumbing service; janitorial and cleaning service; maintenance, repair and service contracts; equipment lease payments; watchmen, lobby attendants and personnel engaged in the management, operation, maintenance, repair and protection of the Building, together with wages, salaries, payroll burden, taxes and employee benefits applicable thereto; insurance, including, without limitation, fire and extended coverage, personal injury and property damage liability and rental income insurance; furniture, artwork, landscaping and other customary items provided in the common areas of the Building; the cost of maintaining the sidewalks surrounding the Building; supplies, telephone, delivery, postage and stationery expenses; tools and equipment; the cost to maintain and repair intra-building telecommunications network cabling; all costs and expenses of contesting by appropriate legal proceedings any matter concerning operating or managing the Building or the amount or validity of any "Building Taxes," as defined in Subparagraph 4(b) hereof (except that such costs and expenses shall in no event be included in the Base Year); (ii) a management fee payable at a rate of compensation determined from time to time by Landlord following written notice to Tenant; Building office rent or rental value; (iii) depreciation of all personal property, fixtures and equipment

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(including window washing machinery) used in the management, operation, maintenance and repair of the Building and depreciation on exterior window coverings provided by Landlord and carpeting in public corridors and common areas; and (iv) the cost of capital improvements or capital assets constructed or acquired after the Base Year which reduce any item of Operating Expenses or are reasonably necessary to comply with any governmental law or regulation or are reasonably necessary for the health and safety of the occupants of the Building, amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at a rate per annum equal to the rate then payable by Landlord on funds borrowed for the purpose of constructing or acquiring such capital improvements or capital assets. Notwithstanding the foregoing, Operating Expenses shall not include "Building Taxes," as defined in Subparagraph 4(b) hereof, or the taxes covered under Paragraph 5 hereof, depreciation on the Building (except as specified above), costs of tenant improvements (including the costs of those permits, licenses and inspections required in connection with the construction of such tenant improvements), real estate brokers, commissions, attorneys, fees and expenses incurred in connection with negotiations or disputes with Building tenants or prospective Building tenants, interest and capital items, except the cost together with interest, of capital improvements and capital assets as specified above. The determination of Operating Expenses and their allocation shall be in accordance with generally accepted accounting principles applied on a consistent basis. Actual Operating Expenses for the Base Year and each subsequent calendar year shall be adjusted, if necessary, to equal Landlord's reasonable estimate of Operating Expenses for a full calendar year and, if the total square footage of the Building occupied during such full calendar year is less than ninety-five percent (95%), to reflect a ninety-five percent (95%) occupancy level of the Building.

         (b) Tenant shall pay to Landlord as additional rent during each calendar year or part thereof following the Base Year through April 30, 1999 the Initial Percentage of the total dollar increase, if any, in "Building Taxes," as hereinafter defined, for each such calendar year over Building Taxes for the Base Year and during each calendar year or part thereof during the period from May 1, 1999 through the Expiration Date the Future Percentage of the total dollar increase, if any, in "Building Taxes" for each such calendar year over Building Taxes for the Base Year. As used in this Lease, the term "BUILDING TAXES" means all taxes, service payments in lieu of taxes, assessments, general or special, excises, exactions, transit charges, housing fund assessments or other housing charges, child care assessments or levies, fees or charges, general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed or imposed by any public authority upon the Building, or its use, occupancy or operations, or upon any personal property used in the operation of the Building, or with respect to services or utilities consumed in the use, occupancy or operations of the Building, or upon Landlord with respect-to the Building, or upon the act of leasing any space within the Building, or in connection with the business of renting space within the Building or with respect to the possession, leasing, operation, use or occupancy by Tenant of the Premises or any portion thereof, or upon or measured by the gross rentals received by Landlord from the Building. Building Taxes shall also include any tax, fee or other excise, however described, which may be levied or assessed in lieu of, or as a substitute, in whole or in part, for, or as an addition to, any other Building Taxes. Building Taxes shall not include (i) federal, state and local corporate income or franchise taxes, (ii) inheritance or estate taxes imposed upon or assessed against the Building or any part thereof or interest therein, including franchise, gift, transfer, excise, capital stock, or succession taxes, (iii) taxes computed upon the basis of the net income derived from the Building by Landlord or the owner of any interest therein, unless, due to a change in the method of taxation, any of such taxes is levied or assessed

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against Landlord in lieu of, or as a substitute, in whole or in part, for, or as an addition to, any other charge which would otherwise constitute a Building Tax, and (iv) penalties or interest resulting directly from late payments of real estate taxes. To the extent the Building Taxes are reduced as a result of the legal proceedings described in Paragraph 4(a)(i) and to the extent such reduction does not reduce the Building Taxes to an amount less than the Building Taxes of the Base Year, Tenant's pro-rata share of the Building Taxes shall reflect Tenant's pro-rata share of such reduction.

         (c) During December of each calendar year or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of the additional rent payable under Subparagraphs 4(a) and 4(b) hereof for the next calendar year. On or before the first day of each month during the next calendar year, Tenant shall pay to Landlord one-twelfth (1/12) of such estimated additional rent, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given. Notwithstanding the foregoing, during December 1998 or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate (the "INITIAL ESTIMATE") of the additional rent payable under Subparagraphs 4(a) and 4(b) hereof for the calendar year 1999 based on the Initial Percentage and Landlord's estimate (the "FUTURE ESTIMATE") of the- additional rent payable under Subparagraphs 4(a) and 4(b) hereof for the calendar year 1999 based on the Future Percentage. On or before the first day of each month during the period from January 1999 through April 1999, Tenant shall pay to Landlord one-twelfth (1/12) of the Initial Estimate. On or before the first day of each month during the period from May 1999 through December 1999, Tenant shall pay to Landlord one-twelfth (1/12) of the Future Estimate. If at any time it appears to Landlord that the additional rent payable under either Subparagraph 4(a) or 4(b) hereof for the current calendar year will vary from its estimate by more than five percent (5%), Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

         (d) Within ninety (`90) days after the close of each calendar year or as soon after such ninety (90) day period as practicable, Landlord shall deliver to Tenant a statement (the "ADDITIONAL RENT STATEMENT") of additional rent payable under Subparagraphs 4(a) and 4(b) hereof for such calendar year prepared by a certified public accountant designated by Landlord, and such statement shall be final and binding upon Landlord and Tenant. If such statement shows ` an amount owing by Tenant that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit the excess to the next succeeding monthly installments of rent. If such statement shows an amount owing by Tenant that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such statement.

         (e) The termination of this Lease shall not affect the subsequent obligations of the parties hereto to comply with the foregoing provisions, except that, if for any reason other than the default of Tenant, this Lease shall terminate on a day other than the last day of a calendar year, the additional rent payable by Tenant applicable to the calendar year in which such termination shall occur shall be prorated on the basis which the number of days from the commencement of such calendar year to and including such termination date bears to three hundred sixty-five (365).

         5. TAXES PAYABLE BY TENANT. In addition to the base rent and additional rent payable as a result of increases in Building Taxes and Operating Expenses and other charges to be paid by

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Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto (i) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or by the cost or value of any alterations, additions, fixtures or improvements made in or to the Premises by or for Tenant, regardless of whether title to such alterations, additions, fixtures or improvements shall be in Tenant or Landlord, and (ii) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate -in the Premises. All taxes payable by Tenant under this Paragraph 5 shall be deemed to be, and shall be paid as, additional rent.

         6.  USE.

         (a) The Premises shall be used for general office purposes and for no other purpose. General office purposes assumes the presence and use in the Premises of customary desk-top personal computers, telecopy machines and other desk-top telecommunications equipment, mailing equipment and duplicating/photocopy equipment as well as the use of refrigerators and microwave ovens for the use of Tenant's personnel in the existing kitchen area. The use of so called mainframe computers or high speed duplicating equipment requiring the maintenance of special or dedicated electrical or ventilation Building services or requiring the strengthening of or the addition of structural supports to the load bearing capacity of the Premises is not a permitted use within the scope of the term general office purposes. Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute., ordinance or governmental rule or regulation now in force or which may hereafter be enacted. Tenant shall, in its use and occupancy of the Premises, comply with the requests of Landlord's insurers with respect to Tenant's business operations in the Premises, and Tenant shall not do or permit to be done in or about the Premises anything which is prohibited by Landlord's fire insurance policy for the Building, or will in any way increase the existing rate of or affect any insurance carried by Landlord upon the Building or any part thereof or any of its contents. Tenant shall not bring or keep, or permit to be brought or kept, in the Premises or in the Building any toxic or hazardous substance, material or waste or other contaminant or pollutant, other than nonreportable quantities of such substances when found in commonly used household cleansers, office supplies and general office equipment, and any such substances shall be used, kept, stored and disposed of in strict accordance with applicable laws. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the- rights of other tenants of the Building, or injure or annoy them, or maintain or permit any nuisance-in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises. Tenant shall not bring into the Building any furniture, equipment, materials or other objects which, in the sole discretion of Landlord, exceed the load bearing capacity of the Building or any portion thereof.

         (b) Upon the written request of Landlord, Tenant shall provide periodic written reports of the type and quantities of hazardous substances, materials, waste and contaminants used, stored or being disposed of by Tenant in the Premises and if Landlord in good faith determines that such substances create a risk to the health and safety of Tenant's employees and invitees or to other tenants in the Buildings, Tenant shall, upon demand by Landlord, take such remedial action, at the sole cost and expense of Tenant (including, without limitation, elimination or removal of any hazardous substances from the Premises), as Landlord deems necessary or advisable.

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         7.  SERVICES.

         (a) Landlord shall maintain the public and common areas of the Building, such as lobbies, stairs, corridors and restrooms, in reasonably good order and condition (except for damage occasioned by the act of Tenant or employees, licensees or invitees of Tenant, which damage shall be repaired by Landlord at Tenant's expense).

         (b) Landlord shall supply the Premises during reasonable and usual business hours (exclusive of Saturdays, Sundays and holidays) as determined by Landlord and subject to the Rules and Regulations of the Building (attached hereto as EXHIBIT B) as established from time to time by Landlord, with (i) electricity for lighting and operation of desk-top office machines,
(ii) heating, ventilation and cooling reasonably required for the comfortable occupation of the Premises, (iii) elevator service, either automatic or with attendants, as Landlord elects, (iv) lighting replacement, including tubes, ballasts and lamps (for Landlord's designated Building standard lights), (v) rest room supplies, and (vi) window washing. If Tenant requests electricity or heat or air conditioning at any other time, and if Landlord is able to provide the same, Tenant shall pay Landlord such charge as Landlord shall establish from time to time for providing such services during such hours. Any such charges which Tenant is so obligated to pay shall be deemed to be additional rent under this Lease, and should Tenant fail to pay the same within five (5) days after demand, such failure shall be a default by Tenant under this Lease. Landlord shall also furnish janitor service during the times and in the manner that such services are customarily furnished in comparable office buildings in the area. Landlord makes no representation with respect to the adequacy or fitness of the heating, air conditioning or ventilation equipment in the Building to maintain temperatures which may be required for, or because of, any equipment of Tenant other than normal fractional horsepower office equipment, or with respect to the continuousness or variability of the electric current supplied to the Premises, and Landlord shall have no liability for loss or damage suffered by Tenant or others in connection therewith. Landlord shall not be in default hereunder or be liable for any loss of business, right of access or any damages directly or indirectly resulting from, nor shall the rent herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any of the foregoing services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any form of energy serving the Premises or the Building, whether such results from mandatory governmental restrictions or voluntary compliance with governmental guidelines, nor shall the occurrence of any of the foregoing constitute or be construed as a constructive or other eviction of Tenant. Landlord shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services. If Landlord, solely as a result of its negligence or willful misconduct, fails to furnish any of the foregoing services, and the interruption of such services renders the entire Premises untenantable for at least five (5) consecutive days, then the base rent allocable to those consecutive days, immediately following such five (5) day period, on which the entire Premises are rendered untenantable as a result of such interruption of services shall be abated.

         (c) Tenant shall not, without Landlord's prior written consent, use heat generating machines or equipment or lighting other than Landlord's designated Building standard lights in the Premises which affect the temperature otherwise maintained by the air conditioning system. If such

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consent is given, Landlord shall have the right to install supplementary air conditioning units in the Premises and the cost thereof, including the costs of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon billing by Landlord. Tenant shall not, without Landlord's prior written consent, install any lighting or equipment in the Premises that would cause the connected electrical load in the Premises to exceed one and one-half (1.5) watts per square foot. If such consent is given, Tenant shall pay Landlord upon billing for the cost of such excess. All costs payable by Tenant under this Subparagraph 7(c) shall be deemed to be, and shall be paid -as, additional rent.

         8. TENANT'S PERSONAL PROPERTY/ALTERATIONS.

         (a) All of Tenant's trade fixtures, movable furniture, furnishings, office equipment and other easily movable personal property not permanently affixed to the Premises shall, subject to the provisions hereof, remain the property of Tenant.

         (b) Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord's prior written consent. With respect to NON-STRUCTURAL alterations, additions and improvements, Landlord's consent shall not be unreasonably withheld nor unduly delayed. Any alterations, additions or improvements to the Premises consented to by Landlord shall be made at Tenant's sole cost and expense by a duly licensed and reputable contractor approved by Landlord. All such work shall be done strictly in accordance with the plans approved by Landlord and otherwise in conformity with a valid building permit and/or all other permits or licenses when and where required, copies of which shall be furnished to Landlord before the work is commenced, and with any work not acceptable to any governmental authority or agency having or exercising jurisdiction over such work, or not reasonably satisfactory to Landlord, being promptly replaced and corrected at Tenant's expense. Landlord's approval or consent to any such work shall not impose any liability upon the Landlord. The contractor or person selected to make such alterations, additions or improvements shall at all times be subject to Landlord's control while in the Building. Landlord shall have the right to require that any such contractor hired shall, prior to commencing work in the Premises, provide Landlord with a performance bond and a labor and materials payment bond in the amount of the contract price for the work naming Landlord and Tenant (and any other person designated by Landlord) as co-obligees. Tenant shall be responsible for any additional alterations and improvements required by law to be made by Landlord to or in the Building as a result of any alterations, additions or improvements to the Premises made by or for Tenant. Tenant shall pay Landlord prior to commencement of the work an administration fee equal to ten percent (10%) of the cost of the work to compensate Landlord for the administrative costs incurred and the Building services provided by Landlord in the supervision and coordination of the work. (This administration fee shall not be applicable to those Tenant Improvements (as defined in EXHIBIT C) substantially completed prior to February 1, 1996 or those Fifth Floor -Improvements (as defined in EXHIBIT C) substantially completed prior to June 1, 1996.) All alterations, additions, fixtures (other than trade fixtures) and improvements, including, but not limited to carpeting, other floor coverings, built-in shelving, bookcases, paneling and built-in security systems made in or upon the Premises either by or for Tenant and affixed to or forming a part of the Premises, shall immediately upon installation become Landlord's property free and clear of all liens and encumbrances.

         (c) Upon the expiration or any sooner termination of this Lease, Tenant shall remove or cause to be removed at its expense (i) all of Tenant's personal property described in Subparagraph 8(a) above, (ii) all telephone, data processing, audio and video, security and electrical (other than Building standard) cables, wires, lines, duct work, sensors, switching equipment, control boxes and related improvements, and (iii) any and all alterations, additions, fixtures and improvements made in or upon the Premises during the term of this Lease by or for Tenant, unless Landlord, at the time of its approval of such work in accordance with this Paragraph 8 shall have expressly waived such requirement in writing. Landlord hereby expressly waives such requirement with respect to the improvements (excluding any of Tenant's personal property described in Subparagraph 8(a) above, or any telephone, data processing, audio and video, security and electrical (other than Building Standard) cables, wires, lines, duct work, sensors, switching equipment, control boxes and related improvements) that already have been made to the Future Premises as of August 1, 1995 and with respect to the Tenant Improvements and Fifth Floor Improvements, as those terms are defined in EXHIBIT C, to the extent the Tenant Improvements and Fifth Floor Improvements are completed prior to December 31, 1995. Tenant shall repair at its expense all damage to the Premises and the Building caused by the removal of any of the items provided in this Subparagraph 8(c). Any personal property described in this Subparagraph 8(c) not removed from the Premises by Tenant upon the expiration or sooner termination of this Lease shall, at Landlord's option, become the property of Landlord, or Landlord may remove or cause to be removed such property for Tenant's account, and Tenant shall reimburse Landlord for the cost of removal (including the cost of repairing any damage to the Premises or the Building caused by removal) and storage and a reasonable charge for Landlord's overhead, within ten (10) days after receipt of a statement therefor. Tenant's obligations under this Subparagraph 8(c) shall survive the termination of this Lease.

         9. LIENS. Tenant shall keep the Premises and the Building free from any and all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based. Notwithstanding the foregoing, Tenant shall have the right, exercisable during the first twenty days after the earlier of the date Landlord receives notice of a mechanic's lien or Tenant receives notice of such lien, to contest-such lien, provided Tenant posts a bond in a form satisfactory to Landlord. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the-Premises and the Building from such liens, or to take any other action Landlord deems necessary to remove or discharge liens or encumbrances at the expense of Tenant. To the extent that it is reasonably feasible, Landlord shall give Tenant written notice prior to taking such action.

         10. REPAIRS/CONDITION UPON SURRENDER. Landlord shall deliver possession of the Initial Premises to Tenant in accordance with Paragraph 44 of EXHIBIT C to this Lease. The Future Premises shall be deemed delivered to Tenant as of May 1, 1999. Tenant shall accept such delivery of the Premises in their then "AS IS" condition, which acceptance shall constitute the agreement of Tenant that the Premises are in the condition required by this Lease and that Tenant waives any and all defects therein. Tenant shall, at all times during the term hereof and at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, ordinary wear and tear and damage thereto by fire, earthquake, act of God or the elements excepted, Tenant hereby waiving all rights to make repairs at the expense of Landlord as provided by any law, statute or ordinance now or hereafter in effect. All repairs and replacements made by or on behalf of Tenant shall be made and performed at Tenant's cost and expense and at such time and in such manner as

Landlord may reasonably designate, by contractors or mechanics reasonably approved by Landlord and so that the same shall be at least equal in quality, value, character and utility to the original work or installation being repaired or replaced. Tenant shall upon the expiration or sooner termination of the term hereof surrender the Premises to Landlord in the condition required by Subparagraph 8(c) hereof, and otherwise broom clean in the same condition as when received, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Tenant hereby waives all rights under, and benefits of, subsection I of section 1932 and sections 1941 and 1942 of the California Civil Code and any similar law, statute or ordinance now or hereafter in effect. No representations respecting the condition of the Premises or the Building have been made to Tenant either by Landlord or by any real estate broker, except as specifically herein set forth. Tenant's obligation to keep the Premises and every part thereof in good condition and repair is part of the consideration for Landlord's leasing the Premises to Tenant.

         11. DESTRUCTION OR DAMAGE. If the Premises or the Building are damaged by fire or other casualty, Landlord shall repair the same, subject to the provisions of this Paragraph 11 hereinafter set forth, provided such repairs can, in Landlord's opinion, be made within sixty (60) days, and this Lease shall remain in full force and effect. If such repairs cannot, in Landlord's opinion, be made within sixty (60) days, Landlord at its option shall by written notice to Tenant given within thirty (30) days after the date of such fire or other casualty either (i) elect to repair or restore such damage, this Lease continuing in full force and effect, or (ii) terminate this Lease as of a date specified in such notice, which date shall not be less than thirty (30) nor more than (60) days after the date such notice is given. If such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees or invitees, then during the period the Premises are rendered unusable by such damage Tenant shall be entitled to a reduction in rent in the proportion that the area of the Premises rendered unusable by such damage bears to the total area of the Premises. Landlord shall not be required to repair any injury or damage or to make any repairs or replacements of any improvements installed in the Premises by or for Tenant, and Tenant shall, at Tenant's sole cost and expense, repair and restore all such improvements, including, without limitation, the Tenant Improvements, if any. A total destruction of the Building shall automatically terminate this Lease. Tenant hereby waives California Civil Code sections 1932(2) and 1933(4) providing for termination of hiring upon destruction of-the thing hired.

         12. SUBROGATION. Landlord and Tenant shall each have included in all policies of fire, extended coverage, business interruption and other insurance respectively obtained by them covering the Premises, the Building and contents therein, a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured. To the full extent permitted by law, Landlord and Tenant each waives all right of recovery against the other for, and agrees to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible INSURANCE IN effect at the time of such loss or damage or would be covered by the insurance required to be maintained under this Lease by the party seeking recovery.

         13. EXCULPATION, INDEMNIFICATION AND INSURANCE.

         (a) Tenant hereby waives as against Landlord, and releases Landlord from, all claims for damage to any property or injury, illness or death of any person in, upon or about the Premises and/or the Building arising at any time and from any cause whatsoever (including, without limitation, when such damage, injury, illness or death shall have been caused in whole or in part by the act, omission, or active or passive negligence of Landlord, its employees, agents or contractors), other than solely by reason of the gross negligence or willful act of Landlord, its employees, agents or contractors. Notwithstanding anything in the foregoing to the contrary, in no event shall Landlord be responsible to Tenant for claims for damages arising from or in connection with the acts or omissions of any other tenant or occupant of the Building, or for consequential or punitive damages.

         (b) Tenant shall indemnify, protect, defend and hold Landlord harmless from and against any and all claims, loss, damages, causes of action, liability, cost and expense (including, without limitation, attorneys, fees) arising from or in connection with:

                (i) the use, storage and disposal by Tenant of any hazardous substances, materials or waste in the Premises; and

                (ii) any damage to any property or injury, illness or death of any person (A) occurring in or on the Premises or any part thereof arising at any time and from any cause whatsoever other than by reason, and only to the extent, of the negligence or willful act of Landlord, its employees, agents or contractors, and (B) occurring in, on, or-about any part of the Building other than the Premises when such damage, injury, illness or death shall be caused in whole or in part by the act, neglect, omission or fault of Tenant, its agents, servants, employees, invitees or licensees, other than by reason, and only to the extent, of the negligence or willful act of Landlord, its employees, agents or contractors.

         (c) Tenant shall, at its sole cost and expense, obtain and keep in force during the term of this Lease fire and extended coverage insurance on Tenant's improvements, including, without limitation, the Tenant Improvements, fixtures, furnishings and equipment in and upon the Premises in an amount not less than eighty percent (80%) of the full replacement cost thereof (without deduction for depreciation). All amounts that shall be received under the insurance specified in this Subparagraph 13(c) shall first be applied to the payment of the cost of repair or replacement of-any of Tenant's improvements, fixtures, furnishings and equipment that were damaged or destroyed, or, if this Lease terminates, prior to such repair or replacement being made, paid over to Landlord to the extent that the improvements or fixtures damaged or destroyed have become Landlord's property pursuant to Paragraph 8 hereof.

         (d) Tenant shall, at its sole cost and expense, obtain and keep in force during the term of this Lease comprehensive general liability insurance including contractual and fire legal liability coverage, with a minimum combined single limit of liability of Three Million Dollars ($3,000,000) per occurrence for injury to, illness of, or death of persons and damage to property occurring in, upon or about the Premises or the Building. Landlord reserves the right to increase the foregoing amount from time to time as Landlord determines is required adequately to protect Landlord from the matters insured against. The foregoing insurance shall insure the performance by Tenant of the indemnity agreement set forth in Subparagraph 13(a) hereof.

         (e) All insurance required under this Paragraph 13 and all renewals thereof shall be issued by such good and responsible companies qualified to do and doing business in the State of California as may be approved by Landlord, which approval shall not be unreasonably withheld, with a designation in the current "Bests Insurance Reports" as issued from time to time as follows: policyholders' rating of not less than B+, financial rating of not less than X. Each policy shall expressly provide that the policy shall not be cancelled or altered without thirty (30) days' prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such thirty (30) day period shall have expired. All insurance under this Paragraph 13 shall name Landlord as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord, its employees and contractors (i.e., severability of interests endorsement). Upon the issuance thereof, each such policy or a duplicate or certificate thereof shall be delivered to Landlord for retention by it. In the event that Tenant shall fail to insure or shall fail to furnish to Landlord upon notice to do so any such policy, duplicate policy or certificate as herein required, Landlord may, but shall not be obligated so to do, effect such insurance for the benefit of Tenant or Landlord or both of them for a period not exceeding one year, and any premium paid by Landlord shall be recoverable from Tenant as additional rent on demand.

         (f) The provisions of this Paragraph 13 shall survive the termination of this Lease with respect to any damage, injury, illness or death occurring prior to such termination.

         14. COMPLIANCE WITH LEGAL REQUIREMENTS. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, including, without limitation, the Americans with Disabilities Act, 42 U.S.C. Sections 12101 ET. SEQ., laws regarding the use, storage and disposal of hazardous substances, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public agencies or officers, as well as the provisions of all recorded documents affecting the Premises of which Tenant has received actual notice, insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, excluding requirements of structural changes not related to or necessitated or affected by Tenant's acts or by improvements made by or for Tenant.

         15.    ASSIGNMENT AND SUBLETTING.

         (a) Tenant shall not, directly or indirectly, without the prior written consent of Landlord (which consent shall not be unreasonably withheld), and otherwise in strict accordance with the provisions of this Paragraph 15, assign this Lease or any interest herein or sublease the Premises or any part thereof, or permit the use or occupancy of the Premises by any person or entity other than Tenant. Tenant shall not, directly or indirectly, without the prior written consent of Landlord, pledge, mortgage or hypothecate this Lease or any interest herein. Any sale or transfer (including, without limitation, by consolidation, merger or reorganization) of a controlling interest in the voting stock of Tenant, if Tenant is a corporation, or of a controlling partnership interest of Tenant, if Tenant is a partnership, in one or a series of transactions, shall be deemed an assignment for purposes of this Subparagraph 15(a). The term "CONTROLLING" as used in the immediately preceding sentence shall mean the right to exercise, directly or indirectly, forty-nine percent (49%) or more of the voting or equity rights attributable to the interest of the controlled entity. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant involuntarily or by operation of law without the prior written consent of Landlord. Any of the foregoing acts without such prior written consent of Landlord shall be void and shall, at the option of Landlord, constitute a default that entitles Landlord to terminate this Lease. Without limiting or excluding other reasons for withholding Landlord's consent, Landlord shall have the right to withhold consent if the proposed assignee or subtenant or the use of the Premises to be made by the proposed assignee or subtenant is not consistent with the character and nature of other tenants and uses permitted in the Building or on the particular floor(s) of the Building on which the Premises are located, or is prohibited by this Lease, or if the proposed assignee or subtenant is currently a tenant or other occupant of the Building, or it is not demonstrated to the satisfaction of Landlord that the proposed assignee or subtenant has good business and moral character and reputation and that the financial condition of the proposed assignee or subtenant equals or exceeds that required by Landlord of other tenants leasing comparable space in the Building. Tenant agrees that the instrument by which any assignment or sublease to which Landlord consents is accomplished shall expressly provide that the assignee or subtenant will perform all of the covenants to be performed by Tenant under this Lease (in the case of a sublease, only insofar as such covenants relate to the portion of the Premises subject to such sublease) as and when performance is due after the effective date of the assignment or sublease, that Landlord will have the right to enforce such covenants directly against-such assignee or subtenant and that upon written notice to such assignee or subtenant from Landlord of a default by Tenant under the terms of this Lease, the assignee or subtenant shall pay any sublease rental or other compensation otherwise payable under any agreement with Tenant, as and when due, directly to Landlord. Any purported assignment or sublease without an instrument containing the foregoing provisions shall be void.

         (b) If Tenant wishes to assign this Lease or sublease all or any part of the Premises, Tenant shall give written notice to Landlord identifying the intended assignee or subtenant by name and address and specifying all of the terms of the intended assignment or sublease. Tenant shall give Landlord such additional information concerning the intended assignee or subtenant (including complete financial statements and a business history) or the intended assignment or sublease (including true copies thereof) as Landlord requests. For a period of twenty (20) days after such written notice is given by Tenant, Landlord shall have the right, by giving written notice to Tenant, to (i) consent in writing to the intended assignment or sublease, (ii) withhold and decline to consent to the intended assignment or sublease, or (iii) in the case of an assignment of this Lease or a sublease of substantially the entire Premises for substantially the balance of the term of this Lease, terminate this Lease by written notice to Tenant, which termination shall be effective as of the date on which the intended assignment or sublease would have been effective if Landlord had not exercised such termination right. If Landlord elects to terminate this Lease, then from and after the date of such termination, Landlord and Tenant each shall have no further obligation to the other under this Lease with respect to the Premises except for matters occurring or obligations arising hereunder prior to the date of such termination. If Landlord elects to terminate this Lease, Tenant shall have the right, by giving written notice to Landlord within five (5) days of Landlord's exercise of its right under clause (iii) above, to rescind its request to Landlord to consent to the proposed assignment or subletting, in which event this Lease shall not terminate and this Lease shall remain in full force and effect. If Landlord does not exercise any of the rights set forth in clause (i), (ii) or (iii) above by giving written notice to Tenant within such period of twenty (20) days, Landlord shall be deemed to consent in writing to the intended assignment or sublease pursuant to clause (i) of the preceding sentence. Tenant acknowledges and agrees that this Paragraph 15 is an economic provision, like rent, and that Landlord's right to terminate this Lease and to recapture possession of the Premises, in the event Landlord exercises its right under clause (iii) above, or to share in the excess rent (as that term is hereinafter defined), in the event Landlord exercises its right under clause (i) above, was granted by Tenant to Landlord in consideration of certain other economic concessions granted by Landlord to Tenant.

         (c) If Landlord consents in writing (or Landlord is deemed to consent in writing in accordance with Subparagraph (b) hereof) or the assignment or sublease is otherwise permitted under this Lease, Tenant may complete the intended assignment or sublease subject to the following covenants: (i) the assignment or sublease shall be on the same terms as set forth in the written notice given by TENANT TO Landlord, (ii) no assignment or sublease shall be valid and no assignee or ` subtenant shall take possession of the Premises or any part thereof until an executed duplicate original of such assignment or sublease, in compliance with Subparagraph 15(a) hereof, has been delivered to Landlord, (iii) no assignee or subtenant shall have a right further to assign or sublease, and (iv) fifty percent (50%) of the excess rent (as hereinafter defined) derived from such assignment or sublease shall-be paid to Landlord. Such excess rent shall be deemed to be, and shall be paid by Tenant to Landlord as, additional rent. Tenant shall pay such excess rent to Landlord immediately as and when such excess rent becomes due and payable to Tenant. As used in this Paragraph, "excess rent" shall mean the amount by which the total money and other economic consideration to be paid by the assignee or subtenant as a result of an assignment or sublease, whether denominated rent or otherwise, exceeds, in the aggregate, the total amount of rent which Tenant is obligated to pay to Landlord under this Lease (prorated to reflect the rent allocable to the portion of the Premises subject to such assignment or sublease), less only the reasonable costs paid by Tenant for additional improvements installed in the portion of the Premises subject to such assignment or sublease at Tenant's sole cost and expense for the specific assignee or subtenant in question and approved by Landlord in accordance with the provisions of Paragraph 8 hereof, and reasonable leasing commissions paid by Tenant in connection with such assignment or sublease, without deduction for carrying costs due to vacancy or otherwise. Such costs of additional improvements and leasing commissions shall be amortized without interest over the term of such assignment or sublease unless, with respect to such additional improvements, such additional improvements have a useful life greater than the term of such assignment or sublease, in which case such additional improvements shall be amortized without interest over their useful life.

         (d) No assignment or sublease whatsoever shall release Tenant from Tenant's obligations and liabilities under this Lease or alter the primary liability of Tenant to pay all rent and to perform all obligations to be paid and performed by Tenant. The acceptance of rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or sublease shall not be deemed consent to any subsequent assignment or sublease. If any assignee, subtenant or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments or subleases or amendments or modifications to this Lease with assignees, subtenants or successors of Tenant, without obtaining any consent thereto from Tenant or any successor of Tenant, provided that Landlord shall have given Tenant written notice thereof, and such action shall not release Tenant from liability under this Lease.

         (e) Tenant shall reimburse Landlord, as additional rent, (i) Landlord's reasonable costs and attorneys' fees incurred in conjunction with the processing and documentation of any requested or permitted assignment, subletting, hypothecation or transfer of Tenant's interest in this Lease or the Premises (whether or not said transaction is consummated), and (ii) all costs incurred by Landlord in connection with moving the new subtenant or assignee into the Premises (including, without limitation, freight elevator and security guard services). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed assignee, subtenant or other transferee of Tenant claims that Landlord has unreasonably withheld or delayed its consent under Subparagraph 15(b) hereof, or otherwise has breached or acted unreasonably under this Paragraph 15, their sole remedy shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant waives all other remedies on its own behalf and to the extent permitted under by law, on behalf of Tenant's proposed assignee, subtenant or other transferee.

         (f) Notwithstanding the provisions of Subparagraph 15(a) hereof, Tenant shall have the right to sublease the entire Premises to an affiliate or subsidiary of Tenant, provided that Tenant has submitted sufficient information to Landlord to enable Landlord to determine, and Landlord has notified Tenant in writing that it has determined, in its sole discretion, that the following conditions with respect to-the proposed sublease have been
 .satisfied:

                (i) The total-net worth of the proposed sublessee is greater than or equal to the total net worth of Tenant on the date of this Lease;

                (ii) The use of the Premises to be made by the proposed subtenant is permitted by this Lease and is consistent with the character and nature of other tenants and uses permitted in the Building and on the particular floors on which the Premises are located;

                (iii) The proposed subtenant has a good business and moral character and reputation; and

                (iv) The electrical, HVAC and weight load to be imposed by the proposed subtenant on the Premises will not exceed the design load capacities and performance criteria of the Building.

         (g) Notwithstanding the provisions of Subparagraph 15(a) hereof, Tenant may sell or transfer a controlling interest in the voting stock of Tenant, provided that Tenant has submitted sufficient information to Landlord to enable Landlord to determine, and Landlord has notified Tenant in writing that it has determined, in its sole discretion, that the following conditions with respect to the proposed sale or transfer have been satisfied:

                (i) The total net worth of the proposed purchaser is greater than or equal to the greater of (1) the total net worth of Tenant on the date of this Lease and (2) the total net worth of Tenant immediately prior to such sale or transfer;

                (ii) The use of the Premises to be made by the proposed purchaser is permitted by this Lease and is consistent with the character and nature of other tenants and uses permitted in the Building and on the particular floors on which the Premises are located;

                (iii) The proposed purchaser has a good business and moral character and reputation; and

                (iv) The electrical, HVAC and weight load to be imposed by the proposed purchaser on the Premises will not exceed the design load capacities and performance criteria of the Building.

         16. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the Rules and Regulations attached as EXHIBIT B to this Lease and, after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Landlord. Landlord shall not-be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said Rules and Regulations.

         17. ENTRY BY LANDLORD. Landlord reserves and shall have the right from time to time and upon twenty-four (24) hours notice (other than for services provided by Landlord on a regular basis or in the event of an emergency, as to which no notice shall be required), to enter the Premises to
(a) inspect the Premises, (b) exhibit the Premises to prospective purchasers, lenders or tenants, (c) determine whether Tenant is complying with all its obligations hereunder, (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder, (e) post notices of nonresponsibility, and (f) make repairs required of Landlord hereunder or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the Building; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible. Subject to Paragraph 13 hereof, Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss or claim for abatement of rent occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance), and Landlord shall have the right to use any and all means which Landlord may deem reasonable under the circumstances to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any reasonable means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

         18. EVENTS OF DEFAULT. The occurrence of any one or more of the following events ("EVENT OF DEFAULT") shall constitute a breach of this Lease by Tenant:

         (a) If Tenant shall fail to pay any monthly base rent or additional rent when and as the same becomes due and payable and such failure continues for more than three (3) business days after Landlord gives written notice thereof to Tenant; provided, that after the second such failure in any calendar year, the failure to pay monthly base rent or additional rent as and when the same becomes due and payable shall be an immediate default without further notice; or

         (b) If Tenant shall fail to pay any other sum or charge payable by Tenant hereunder when and as the same becomes due and payable and such failure shall continue for more than five (5) days following written notice thereof from Landlord; or

         (c) If Tenant shall fail to perform or observe any other agreement, covenant, condition or provision hereof or of the Rules and Regulations specified in Paragraph 16 hereof to be performed or observed by Tenant when and as performance or observance is due, such failure shall continue for more than twenty (20) days following written notice thereof from Landlord and Tenant shall not within such period commence with due diligence and dispatch the curing of such default or, havling so commenced, shall thereafter fail or neglect to prosecute or complete with due diligence and dispatch the curing of such default; provided, however, that notwithstanding the foregoing, a change in use of the Premises in violation of Subparagraph 6(a) hereof, or the failure to observe the provisions of this Lease concerning the use, storage or disposal of hazardous substances in the Premises, or a transfer or encumbrance of this Lease or Tenant's interest in the Premises in violation of Paragraph 15 hereof shall be an immediate, noncurable default hereunder; or

         (d) If Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated as bankruptcy or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or shall fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties; or

         (e) If within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or if, within sixty (60) days after the appointment without the consent or acquiescence of Tenant of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or

         (f) the taking of any action leading to, or the actual dissolution or liquidation of Tenant, if Tenant is other than an individual; or

         (g) If this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within ten (10) days; or

         (h) If Tenant shall vacate or abandon the Premises or any part thereof at any time during the term of this Lease, unless Tenant continues to pay rent, additional rent and any other sums payable under this Lease.

         19. TERMINATION UPON DEFAULT. If an Event of Default shall occur, Landlord at any time thereafter may give a written termination notice to Tenant and on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord may recover from Tenant:

         (a) The worth at the time of award of the unpaid rent which had been earned at the time of termination;

         (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

         (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

         (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in Subparagraphs (a) and (b) above shall be computed by allowing interest at the maximum annual interest rate allowed by law on the date of termination for business loans (not primarily for personal, family or household purposes) not exempt from the usury law, or, if there is no such maximum annual interest rate, at the "Prime Rate" (as defined below) charged on such termination date plus five (5) percentage points (the Prime Rate plus five
(5) percentage points). As used in this Lease, the term "PRIME RATE" shall mean the rate of interest announced from time to time by the San Francisco Main Office of Bank of America NT & SA (or any successor bank thereto) as its "reference rate, (or, if there is no such "reference rate" announced, the rate announced by such bank on which such bank prices its commercial loans to its most creditworthy customers). The "worth at the time of award" of the amount referred to in Subparagraph (c) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid rent under Subparagraphs (a)-(c) above, the monthly rent reserved in this Lease shall be deemed to be the sum of the base rent due under Paragraph 3 hereof and the additional rent last payable by Tenant under Paragraph 4 hereof. Tenant hereby waives all rights under California Code of Civil Procedure section 1179 and Civil Code section 3275 providing for relief from forfeiture and any other right of reinstatement following termination of this Lease. The foregoing waiver shall survive the termination of this Lease.

         20. CONTINUATION AFTER DEFAULT. Even though Tenant has breached this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under this Lease. Without limiting the generality of the foregoing, Landlord has the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations). Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease, or the withholding of consent to a subletting or assignment or terminating a subletting or assignment shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

         21. LANDLORD'S RIGHT TO CURE DEFAULTS. All agreements, covenants, conditions and provisions to be performed or observed by Tenant under this Lease shall be at its sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform-any other act on its part to be performed hereunder, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment-or perform any such other act on Tenant's part to be made or performed as in this Lease provided. To the extent that it is reasonably feasible, Landlord shall give Tenant written notice prior to making such a payment or performing such an act on Tenant's part. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Landlord on demand, together with interest thereon at the maximum annual interest rate allowed by law on the date of expenditure by Landlord for business loans (not primarily for personal, family or household purposes) not exempt from the usury law, or, if there is no such maximum annual interest, at the Prime Rate (as defined in Subparagraph 19(d) hereof) charged on the date of expenditure by Landlord plus five (5) percentage points (the Prime Rate plus five (5) percentage points), from the date of expenditure by Landlord to the date of repayment by Tenant and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rent.

         22. LATE CHARGE/DEFAULT INTEREST. Tenant acknowledges that the late payment by Tenant of any monthly installment of base rent or additional rent will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include administration and collection costs, loss of use of available funds, and processing and accounting expenses. Therefore, if any monthly installment of base rent or additional rent is not received by Landlord within five (5) days after such installment is due, Tenant shall immediately pay to Landlord a late charge equal to four percent (4%) of such delinquent installment. Landlord and Tenant agree that such late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered by Tenant's failure to make timely payment. In no event shall such late charge be deemed to grant to Tenant a grace period of extension of time within which to pay any monthly rent or be deemed an election of remedies by Landlord preventing it from exercising any right or enforcing any remedy available to Landlord upon Tenant's failure to pay each installment of monthly rent due under this Lease in a timely fashion, including the right to terminate this Lease. All amounts of money payable by Tenant to Landlord hereunder, if not paid when due (and as to monthly installments of base rent and additional rent if not paid prior to imposition of the late charge provided above), shall bear interest from the due date (or from the date of imposition of the late charge, as the case may be) until paid at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at such due date or, if there is no such maximum annual interest rate, at the Prime Rate (as defined in Subparagraph 19(d) hereof) charged on such due date plus five (5) percentage points.

         23. OTHER RELIEF. The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity by statute or otherwise.

         24. ATTORNEYS' FEES. In the event of any action or proceeding at law or in equity between Landlord and Tenant to enforce any provision of this Lease or to protect or establish any right or remedy of either Landlord or Tenant hereunder, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys, fees, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith, and, if such prevailing party shall recover judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees shall be included in and as a part of such judgment. For the purposes of this paragraph the "PREVAILING PARTY" shall be the: (i) party prosecuting such proceeding or action, if any relief is granted to such party, or (ii) the other party to the proceeding, if no relief is granted to the party prosecuting such proceeding; provided, that if both parties prosecute claims in the same proceeding and relief is granted to both parties or no relief is granted to either party in such proceeding, neither party shall be deemed the "prevailing party" and each party shall bear its own costs and expenses and all other costs of such proceeding or action shall be divided equally between the parties.

         25. EMINENT DOMAIN. If all or any part of the Premises shall be taken, or any part of the Building that is necessary for Tenant's access to or use of the Premises, as a result of the exercise of the power of eminent domain or agreement in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by giving written notice to the other within thirty (30) days after such date; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards or interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. Notwithstanding the foregoing, Tenant shall have the right to claim and recover from the condemning authority a separate award for Tenant's moving expenses, business dislocation damages, personal property and fixtures, unamortized costs of leasehold improvements paid for by Tenant, provided that neither the making of such a claim nor the recovery of such an award would in any way reduce the amount or adversely affect the terms of Landlord's award arising out of such taking. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rent thereafter to be paid shall be equitably reduced. If all or any part of the Building shall be taken as a result of the exercise of the power of eminent domain, Landlord shall have the right to terminate this Lease by giving written notice to Tenant within thirty (30) days after the date of taking.

         26. SUBORDINATION TO MORTGAGES. This Lease shall be subject and subordinated at all times to the lien of all mortgages and deeds of trust in any amount or amounts whatsoever which may now exist or hereafter be placed on or against the Building or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease will not be barred, terminated, cut off or foreclosed, nor will the rights and possession of Tenant hereunder be disturbed, if Tenant shall not then be in default in the payment of rent or other sums or be otherwise in default under this Lease, and Tenant shall attorn to the purchaser at such foreclosure, sale or other action or proceeding. Tenant agrees to execute, acknowledge and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of any such mortgages or deeds of trust as may reasonably be required by Landlord; provided, however, that Tenant's covenant to subordinate this Lease to mortgages or deeds of trust hereafter executed is conditioned upon each such senior instrument-containing the commitments specified in the preceding sentence.

         27. NO MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or operate as an assignment to Landlord of any or all such subleases or subtenancies.

         28. SALE. In the event the original Landlord hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner, provided such new owner assumes and agrees to perform Landlord's obligations under this Lease.

         29. ESTOPPEL CERTIFICATE. At any time and from time to time but on not less than ten (10) days, prior written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord, promptly upon request, a certificate certifying:

         (a) That this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification);

         (b) The date, if any, to which rent and other sums payable hereunder have been paid;

         (c) That no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in such certificate;

         (d) That Landlord is not in default hereunder, except as to defaults specified in such certificate; and

         (e) Such other matters as may be reasonably requested by Landlord or any actual or prospective purchaser or mortgage lender. Any such certificate may be relied upon by any actual or prospective purchaser, mortgagee or beneficiary under any deed of trust of the Building or any part thereof.

         30. NO LIGHT, AIR OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

         31. HOLDING OVER. If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the term of this Lease., Tenant shall become a tenant from month to month upon the terms herein specified but at a monthly rent equal to 200% of the then prevailing monthly rent paid by Tenant at the expiration of the term of this Lease pursuant to all the provisions of Paragraphs 3 and 4 hereof, payable in advance on or before the first day of each month. Each party shall give the other written notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

         32. ABANDONMENT. Tenant's vacation, surrender or abandonment of the Premises or any part thereof at any time during the term hereof shall constitute a material breach of this Lease, unless Tenant continues to pay rent and additional rent under this Lease and continues to comply with all other terms and provisions of this Lease. If Tenant shall vacate, abandon or surrender the Premises and not continue to pay rent and additional rent under this Lease or not continue to comply with all of the other terms and provisions of this Lease, or shall be dispossessed by process of law or otherwise, whether or not Tenant continues to pay rent and additional rent under this Lease and continues to comply with all other terms and provisions of this Lease any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord may sell or otherwise dispose of such personal property in any commercially reasonable manner.

         33. SECURITY DEPOSIT. Tenant deposited with Landlord Two Thousand Three Hundred Dollars ($2,300) (the "FIRST DEPOSIT") in connection with the Seventh Floor Lease (as defined in EXHIBIT C). Tenant has also deposited with Landlord the sum of Twenty-Four Thousand One Hundred Thirteen Dollars ($24,113.00) (the "SECOND DEPOSIT") in connection with the execution of this Lease. On-May 1, 1999, Tenant shall deposit with Landlord the additional sum of Thirty-One Thousand Four-Hundred Thirteen Dollars (the "THIRD DEPOSIT") in connection with the termination of the Master Lease. Because the Seventh Floor Lease is being terminated concurrently with the execution of this Lease and the Seventh Floor Space (as defined in EXHIBIT C) is included in the Initial Premises, Landlord shall hold the First Deposit, the Second Deposit and, as of May 1, 1999, the Third Deposit (collectively and individually, the "DEPOSIT") as security for the faithful performance and observance by Tenant of all of the agreements, covenants, conditions and provisions of this Lease to be performed or observed by Tenant, and Tenant shall not be entitled to interest thereon. Landlord shall not be required to segregate the Deposit from its other funds. In the event Tenant fails to perform or observe any of the agreements, covenants, conditions and provisions of this Lease to be performed or observed by it, including, without limitation, defaults by Tenant in the payment of rent, the repair of damage to the Premises caused by Tenant, and the cleaning of the Premises upon termination of the tenancy created hereby, then, at Landlord's option, Landlord may, but shall not be obligated to, apply the Deposit, or so much thereof as may be necessary, to remedy any such failure by Tenant. If Landlord applies the Deposit or any part thereof to remedy any such failure by Tenant, then Tenant shall immediately pay to Landlord the sum necessary to restore the Deposit to the full amount specified in this Paragraph 33. Any remaining portion of the Deposit shall be returned to Tenant upon termination of this Lease. Upon termination of the original Landlord's or any successor landlord's interest in the Premises or the Building, the original Landlord or such successor landlord shall be relieved of further liability with respect to the Deposit upon the original Landlord's or such successor landlord's complying with California Civil Code section 1950.7.

         34. WAIVER. The waiver by Landlord or Tenant of any breach of any agreement, covenant, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, covenant, condition or provision herein contained, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not be deemed to be a waiver of any preceding breach by Landlord or Tenant of any agreement, covenant, condition or provision of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.

         35. NOTICES. All notices, communications and demands which may or are required to be given by either Landlord or Tenant to the other hereunder shall be deemed to have been fully given when made in writing and either personally delivered (by hand or overnight air courier service), deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at its address specified beneath its signature below, or to such other place as Tenant may from time to time designate in a notice to Landlord, or delivered to Tenant at the Premises; to Landlord at its address specified beneath its signature below, or to such other place as Landlord may from time to time designate in a notice to Tenant. All notices, communications and demands shall be effective on the date of receipt or attempted delivery (evidenced by the registered mail receipt if mailed) or on the date of delivery, if hand delivered or delivered by overnight air courier service. Tenant hereby appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of or occupying the Premises at the time, and, if there is no such person, then such service may be made by attaching the same to the main entrance of the Premises and such service shall be effective for all purposes under this Lease.

         36. COMPLETE AGREEMENT. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements (except for the Sublease, as consented to by Landlord) and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease or the Building. There are no representations between Landlord and Tenant or between any real estate broker and Tenant other than those contained in this Lease and all reliance with respect to any representations is solely upon representations contained in this Lease. This Lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Landlord and Tenant.

         37. SIGNAGE. Landlord shall provide identification of Tenant's name and suite numerals at the main entrance door to the Premises with one space on the Building lobby directory. All signs, notices and graphics of every kind or character, visible in or from public corridors, the common Areas or the exterior of the Premises, shall be subject to Landlord's prior written approval.

         38. REAL ESTATE BROKERS. Tenant warrants and represents that it has negotiated this Lease through its broker, Belvedere Associates ("TENANT'S BROKER"), and has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker or salesman to act for Tenant in connection with this Lease. Tenant shall hold Landlord harmless from and indemnify and defend Landlord against any and all claims by any real estate broker or salesman other than Tenant's Broker for a commission or finder's fee as a result of Tenant's entering into this Lease. Landlord warrants that it shall pay the standard fees and commissions-due Tenant's Broker, as set forth in Landlord's letter to Tenant's Broker dated May 11, 1995, in connection with the negotiation of this Lease.

         39. CORPORATE AUTHORITY. If Tenant is a corporation, each person executing this Lease on behalf of Tenant does hereby covenant and warrant that (a) Tenant is duly incorporated and validly existing under the laws of its state of incorporation, (b) Tenant has and is qualified to do business in California, (c) Tenant has full corporate right and authority to enter into this Lease and to perform all Tenant's obligations hereunder, and (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of the corporation is duly and validly authorized to do so.

         40. MISCELLANEOUS. The words "LANDLORD" and "TENANT" as used herein shall include the plural as well as the singular. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time-is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. The agreements, covenants, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. Tenant shall not record this Lease or a short form memorandum hereof without the prior consent of Landlord. Tenant shall not, without the prior written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed in accordance with the laws of the State of California.

         41. EXHIBITS. The following items, EXHIBIT A (Plan Outlining Premises), EXHIBIT B (Rules and Regulations) and EXHIBIT C (Addendum) are attached to this Lease and by this reference made a part hereof.

         42. QUIET ENJOYMENT. So long as Tenant pays all rent and performs all of its other obligations as required under this Lease, Tenant shall quietly enjoy the Premises without hindrance or molestation by Landlord or any person lawfully claiming through or under Landlord, subject to the terms of this Lease and the terms of any and all present and future ground leases, underlying leases, mortgages, deeds of trust or other encumbrances, and all renewals, modifications, consolidations, replacements or extensions thereof or advances made thereunder, affecting all or any portion of the Premises, the Building or the real property on which they are situated, and all other agreements or matters to which this Lease is subordinate.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first hereinabove written.


Tenant                                Landlord:

SELECTQUOTE INSURANCE                 THE EQUITABLE LIFE ASSURANCE
SERVICES, a California                SOCIETY OF THE UNITED STATUS, a New
                                      York corporation


By:                                   By:
    ---------------------------          ---------------------------
    Name                                 Name
          ---------------------              -----------------------
    Title                                Title
          ---------------------               ----------------------

    By:
       ------------------------
       Name
           --------------------
       Title
            -------------------

                                 EXHIBIT B

                              595 MARKET STREET

                            RULES AND REGULATIONS

         1. The sidewalks, halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building. Landlord shall have the right at any time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor to change the arrangement and/or location of entrances or passageways, doors or doorways, corridors, elevators, stairs, toilets or other common areas of the Building.

         2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. Landlord will adopt and furnish to tenants general guidelines relating to signs inside the Building. Tenant agrees to conform to such guidelines. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Material visible from outside the Building will not be permitted.

         3. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted on the Premises, except that private use by Tenant of a microwave oven and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state and municipal laws, codes, ordinances, rules and regulations.

         4. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning its premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person. Janitor service will not be furnished on nights when rooms are occupied after 6 p.m. unless, by agreement in writing, service is extended to a later hour for specifically designated rooms.

         5. Landlord will furnish each tenant free of charge with two keys to each door lock provided in the Premises by Landlord. Landlord may make a reasonable charge for any additional keys. No tenant shall have any such keys copied or any keys made. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises. Each tenant, upon the termination of its lease, shall deliver to Landlord all keys to doors in the Building.

         6. Landlord shall designate appropriate entrances and a "Freight" elevator for deliveries or other movement to or from the Premises of equipment, materials, supplies, furniture or other property, and Tenant shall not use any other entrances or elevators for such purposes. The Freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. All persons employed and means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Building must be approved by Landlord prior to any such movement. The scheduling and manner of all move-ins and move-outs shall be coordinated through the Building office and shall only take place after 6 p.m. on weekdays, on weekends (subject to additional charges), or at such other times as Landlord may designate. Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and All damage done to the Building by moving or maintaining such property shall be repaired at the expense of Tenant.

         7. No tenant shall use any method of heating or air conditioning other than that supplied by Landlord, No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business in the Building, nor shall any animals or birds be brought or kept in the Premises or the Building.

         8. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name or street address of the Building.

         9. Landlord establishes the hours of 7 a.m. to 6 p.m. of each day other than Saturdays, Sundays and legal holidays as reasonable and usual business hours for the purposes of Subparagraph 7(b) of the lease. If Tenant requests electricity or heat or air conditioning during any hours on Saturdays, Sundays or legal holidays, or during the hours of 6 p.m. to 7 a.m. on any other day, and if Landlord is able to provide the same, Tenant shall pay Landlord such charge as Landlord shall establish from time to time for providing such services during such hours. Any such charges which Tenant is obligated to pay shall be deemed to be additional rent under the Lease, and should Tenant fail to pay the same within five (5) days after demand, such failure shall be a default by Tenant under the Lease.

         10. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m., and at all hours on Saturdays, Sundays and legal holidays, all persons who do not present identification acceptable to Landlord. All persons entering the Building during said hours shall comply with Landlord's sign-in and sign-out procedures. Each tenant shall provide Landlord with a list of all persons authorized by Tenant to enter its premises and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

         11. The directory of the Building will be provided exclusively for the display of the name and location of tenants of the Building and Landlord reserves the right to exclude any other names therefrom. Additional names which Tenant may decide to have placed on the Building directory must first be approved by Landlord and shall be at such charges as may be established by Landlord. Landlord reserves the right to restrict the amount of directory space utilized by any tenant.

         12. No curtains, draperies, blinds, shutters, shades,. screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. Tenant shall keep window coverings closed when the effect of sunlight (or the lack thereof) would impose unnecessary loads on the Building's heating or air conditioning systems.

         13. No tenant shall obtain for use in the Premises ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord.

         14. Each tenant shall ensure that the doors of its premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or Tenant's employees leave the Premises so as to prevent waste or damage, and for any default or carelessness in this regard, Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

         15. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were construed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

         16. Except with the prior written consent of Landlord, no tenant shall sell any newspapers, magazines, periodicals, theater or travel tickets or any other goods or merchandise to the general public in or on the Premises, nor shall any tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting, printing or photocopying or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such tenant's lease.

         17. No tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. No television, radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.

         18. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any tenant into the Building or kept in or about its premises.

         19. Each tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office Building trash and garbage in the City of San Francisco without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

         20. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building are prohibited, and each tenant shall cooperate to prevent the same.

         21. The requirements of tenants will be attended to only upon application in writing at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

         22. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of .the Building.

         23. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any lease of premises in the Building.

         24. Landlord reserves the right to make such other rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

                                   EXHIBIT C

                                   Addendum
                                      to

                        595 Market Street Office Lease

         The following Paragraphs are added to and incorporated into the 595 Market Street Office Lease attached hereto (the "LEASE"). Except as otherwise defined in this Addendum, capitalized terms used herein shall have the same meaning as given the terms in the Lease.

         43. TERMINATION OF SEVENTH FLOOR LEASE. Landlord and Tenant entered into that certain 595 Market Street Office Lease (the "SEVENTH FLOOR LEASE"), dated as of March 24, 1995, with respect to certain premises located on the seventh (7th) floor of the Building and identified as Suite 740 (the "SEVENTH FLOOR SPACE"). The term of the Seventh Floor Lease is month-to-month. Because the Seventh Floor Space is included in the Initial Premises, Landlord and Tenant agree that, as of the Commencement Date, the Seventh Floor Lease shall terminate and be of no further force and effect.

         44. CONSTRUCTION OF TENANT IMPROVEMENTS.

         (a) Landlord shall deliver possession of the Initial Premises to Tenant upon execution of the Lease for the purpose of constructing the Tenant Improvements (as hereinafter defined), and Tenant shall accept possession of the Initial Premises in its "AS IS" condition. The Lease, with the exception of Paragraphs 1 through 5, 7 and 8 of the Lease, shall become effective with respect to the Initial Premises upon delivery of the Initial Premises to Tenant. Except as provided below, Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Initial Premises or any part of the Initial Premises, or to pay for any such work, and neither Landlord nor Landlord's agents have made any representations to Tenant with respect to the condition of the Initial Premises.

         (b) Tenant shall substantially complete any and all alterations of, or improvements to, the Initial Premises (the "TENANT IMPROVEMENTS"), in accordance with the Final Plans (as defined below) submitted to and approved by Landlord, prior to Tenant's occupancy of the Initial Premises. The Tenant Improvements shall be made and performed in a safe and workmanlike manner, using only first-class materials, in compliance with the minimum Building standard specifications for interior tenant improvements developed by Landlord for uniform application in the Building, and in accordance with the provisions of the following Subparagraphs (b)(i) through (b)(ix) of this Paragraph 44.

         (i) No work with respect to the Tenant Improvements shall proceed without Landlord's prior written approval of:

                  (1)    Tenant's contractor(s) and subcontractor(s);

                  (2) certificates of insurance furnished to Landlord from a company or companies approved by Landlord (A) by Tenant's general contractor, evidencing comprehensive general liability insurance (with contractual liability and products and completed operations coverages) with a minimum combined single limit for bodily injury and property damage in an amount not less than Two Million Five Hundred Thousand Dollars ($2,500,000) per occurrence, endorsed to show Landlord as an additional insured and endorsed to show a waiver of subrogation by the insurer to any claims the insurer may have against Landlord, (B) by any and all subcontractors, evidencing comprehensive general liability insurance (with contractual liability and products and completed operations coverages) with a minimum combined single limit for bodily injury and property damage in an amount not less than One Million Dollars ($1,000,000) per occurrence, endorsed to show Landlord as an additional insured and endorsed to show a waiver of subrogation by the insurer to any claims the insurer may have against Landlord, and
         (C) by Tenant evidencing builder's risk insurance with respect to the Tenant Improvements, in such amounts as are deemed reasonable by Landlord, and workers, compensation insurance, as required by law; and

                  (3) detailed plans and specifications for such work, prepared by a licensed architect approved in writing by Landlord (the "TENANT'S ARCHITECT"), which indicate that such work will not exceed the design load capacities and performance criteria of the Building, including its electrical, HVAC and weight capacities (unless Landlord has consented to such excess in accordance with Paragraph 7(c) of the Lease), and construction means and methods (which approval shall not be unreasonably withheld or delayed).

         (ii) Except as otherwise expressly provided herein, the Tenant Improvements shall be undertaken ` at Tenant's sole cost and expense and in strict conformance with all applicable laws, regulations, building codes and the requirements of any building permit and all other applicable permits or licenses issued with respect to such work. Tenant shall be solely responsible for obtaining all such permits and licenses from the appropriate governmental authorities, and any delay in obtaining such permits or licenses shall not be deemed to extend the Commencement Date or the Expiration Date or to waive or toll Tenant's rental obligations with respect to the Premises. Copies of all permits and licenses shall be furnished to Landlord before any work is commenced, and any work not acceptable to any governmental authority or agency having or exercising jurisdiction over such work, or not reasonably satisfactory to Landlord, shall be promptly replaced and corrected at Tenant's expense.

         (iii) Tenant shall pay to Landlord an administration fee (the "ADMINISTRATION FEEL") equal to five percent (5%) of the total cost of constructing the Tenant Improvements and the Fifth Floor Improvements (as defined below). Notwithstanding the foregoing, if Tenant selects Charles Pankow Builders as general contractor for all of the Tenant Improvements, the Administration Fee shall be two percent (2%) of the total cost of constructing the Tenant Improvements and the Fifth Floor Improvements. In addition, Tenant shall reimburse Landlord for all costs and fees, including, without limitation, architect's and engineer's fees, incurred by Landlord in connection with its review and approval of the Final Plans (as defined below).

         (iv) All work by Tenant shall be scheduled through Landlord and shall be diligently and continuously pursued from the date of its commencement through its completion. Landlord hereby agrees to use its best efforts-to facilitate such work and to ensure access by Tenant and availability to Tenant of all freight elevators and all similar facilities necessary to facilitate such work, subject, however, to the uniform rules and regulations established by Landlord for construction work in the

Building. All work shall be conducted in a manner that maintains harmonious labor relations and does not unreasonably interfere with or delay any other work or activities being carried out by Landlord in the Building. Landlord or Landlord's agent shall have the right to enter the Initial Premises and inspect the Initial Premises and the Tenant Improvements at all reasonable times during the construction of the Tenant Improvements.

         (v) Tenant shall cause the Tenant's Architect to prepare and submit to Landlord for its approval (which approval shall not be unreasonably withheld or delayed) substantially complete architectural plans, drawings and specifications for all Tenant Improvements, including complete engineered mechanical and electrical working drawings for the Initial Premises, showing the subdivision, layout, finish and decoration work desired by Tenant therefor, and any internal or external communications or special utility facilities which will require installation of conduits or other improvements within common areas, all in such form and in such detail as may be reasonably required by Landlord. Tenant agrees to engage Takahashi ` Consulting Engineers for the design and preparation of mechanical drawings for the for the mechanical systems serving the Initial Premises, Camisa & Wipf for the design and preparation of electrical drawings for-the design and preparation of the electrical systems serving the Initial Premises, and Castle Sprinklers for the design and preparation of sprinkler drawings for the sprinkler systems serving the Initial Premises. Landlord hereby approves of such engagement of Takahashi Consulting Engineers, Camisa Wipf, and Castle Sprinklers. Such complete plans, drawings and specifications are referred to herein as "FINAL PLANS." Tenant shall submit the Final Plans for the approval of Landlord. Within five (5) business days after Landlord receives the Final Plans for approval, Landlord shall give its written approval to the Final Plans, or provide Tenant with specific written objections to the Final Plans. If Landlord objects to the Final Plans, Landlord shall make itself available to meet with Tenant and the Tenant's Architect within three (3) business days after said objection to resolve the objections and to deliver to the Tenant's Architect such information as may be necessary to enable the Tenant's Architect to cause the Final Plans to be revised consistent with Landlord's objections. No delay in the scheduling of completion of the Tenant Improvements resulting from Landlord's review, revision and approval of the Final Plans consistent with the foregoing time schedule shall be deemed to extend the Commencement Date or Expiration Date or waive or toll Tenant's rental obligations with respect to the Premises. In the event that Tenant and/or its contractors and subcontractors desire to change the Final Plans subsequent to approval by Landlord, Tenant shall provide notice of such proposed change to Landlord for Landlord's written approval, which approval shall be required prior to the implementation of such proposed change. At the conclusion of construction, Tenant shall cause the Tenant's Architect to provide two (2) complete sets of record drawings of the Tenant Improvements, as constructed, which shall not materially deviate from the Final Plans, and Tenant shall also cause to be provided a project closeout package, including a punchlist signoff, project team list, permit cards, contractor's payroll certification, unconditional lien releases and final construction costs itemized by trade.

         (vi) Landlord shall approve the list of bidding general contractors, which shall include Charles Rankow Builders. Tenant, with the prior written consent of Landlord, shall enter into a contract (the "GENERAL CONTRACT") with one of the Bidding Contractors ("TENANT'S CONTRACTOR") for the construction of the Tenant Improvements.

         (vii) Tenant shall-cause Tenant's Contractor to enter into a subcontract with Castle Sprinklers for the sprinkler systems work required under the General Contract. With respect to all mechanical systems work required under the General Contract, Tenant shall cause Tenant's Contractor to solicit and review bids from three (3) subcontractors (the "MECHANICAL BIDDERS"), which shall be approved by Landlord, and, with the prior written consent of Landlord, to enter into a subcontract with one of the Mechanical Bidders. With respect to all electrical systems work required under the General Contract, Tenant shall cause Tenant's Contractor to solicit and review bids from three (3) subcontractors for all such work (the "ELECTRICAL BIDDERS"), which shall be approved by Landlord, and, with the prior written consent of Landlord, to enter into a subcontract with one of the Electrical Bidders. To the extent Tenant's Contractor desires to subcontract other work required under the General Contract, Tenant shall cause Tenant's Contractor to solicit bids for such proposed subcontract (the "OTHER WORK BIDDERS"), at least one (1) of which, if Landlord so elects, shall be a subcontractor designated by Landlord, and, with the prior written consent of Landlord, to enter into such subcontract with one of the Other Work Bidders. Tenant's Contractor may engage such laborers and suppliers as it deems appropriate.

         (viii) All payments by Tenant for work done by a subcontractor in connection with the Tenant Improvements shall be made by joint check issued to Tenant's Contractor and such subcontractor and shall be conditioned upon Tenant's receipt of (1) conditional lien waivers and releases upon progress payments, executed by Tenant's Contractor and such subcontractor covering the full amount disbursed through the date of the disbursement, and (2) a conditional lien waiver and release upon final payment covering the final payment amount, executed by Tenant's Contractor and such subcontractor.

         (ix) Although Landlord has the right to review, request revisions to and approve the Final Plans, Landlord's sole interest in doing so is to protect the Building and Landlord's interest in the Building. Accordingly, Tenant shall not rely upon Landlord's approval for any purpose other than for the purpose of .acknowledging the consent of Landlord to proceed with the requested action and Landlord shall incur no liability of any kind by reason of the granting of such approvals.

         (c) Landlord shall reimburse Tenant up to Four Hundred Ninety-Six Thousand Four Hundred Thirty Dollars ($496,430) (the "TENANT IMPROVEMENT ALLOWANCE") for the construction of the Tenant Improvements, including all architectural and engineering fees incurred in connection therewith, any sums payable to Landlord in connection therewith, and any improvements Tenant desires to make to the Future Premises (the "FIFTH FLOOR IMPROVEMENTS"), provided that the Fifth Floor Improvements are done in accordance with the terms and provisions of the Master Lease, the Sublease and that certain Landlord's Consent to Sublease, dated May 17, 1993, executed by Landlord and acknowledged and agreed to by Tenant and Sublessor, and provided further that Tenant shall, at its sole expense, bear all costs of any additional alterations and improvements required by law to be made to or in the Building as a result of the Fifth Floor Improvements. Provided no Event of Default, or event described in Paragraph 18 of the Lease that with the passage of time or the giving of notice or both would result in an Event of Default (a "POTENTIAL DEFAULT"), shall then exist under the Lease and provided that Tenant has directed Landlord to disburse the Administration Fee to Landlord from the Tenant Improvement Allowance and such disbursement has been made, from and after the date hereof Landlord shall make advances to Tenant of the Tenant Improvement Allowance upon presentation of invoices from Tenant or the person performing the work or rendering the service and such reasonable supporting documentation as Landlord may request, including, without limitation, conditional mechanics' lien releases and certificates of payment issued by the Tenant's Architect and, if applicable, Tenant's designated representative.

Invoices that are submitted and approved by Landlord shall be paid on or before the fifteen (15th) day of the following month. If, on the earlier of February 1, 1996 or the substantial completion of the Tenant Improvements, Landlord has not advanced the entire Tenant Improvement Allowance to Tenant, Landlord shall have no further obligation to disburse any additional monies to Tenant, with respect to the Tenant Improvements, under this Paragraph 44. If, on the earlier of June 30, 1996 or the substantial completion of the Fifth Floor Improvements, Landlord has not advanced the entire Tenant Improvement Allowance to Tenant, Tenant shall forfeit any remaining amount and Landlord shall have no further obligation to disburse any additional monies to Tenant under this Paragraph 44.

         (d) Landlord, at its sole cost and expense, shall renovate the men's and women's rest rooms on the sixth (6th) floor of the Building in accordance with standard Building plans and current building codes. The quality and appearance of the rest rooms as so renovated shall be equivalent to the rest rooms located on the twenty-fourth (24th) floor. Such renovation shall be completed no later than November 15, 1995.

         (e) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all expenses, costs, losses, fines, liabilities and/or damages (including, without limitation, attorneys, fees) arising out of or pertaining to the construction by Tenant of the Tenant Improvements, unless caused by or arising out of the negligence or willful misconduct of Landlord or its employees, contractors, agents or representatives.

         45. RIGHT OF FIRST REFUSAL. (a)If at any time prior to the Expiration Date, any portion of the seventh (7th) floor of the Building becomes available (the "AVAILABLE SPACE"), whether through Landlord's exercise of its relocation rights, if any, with respect to such space or otherwise, provided no Event of Default or Potential Default shall then exist under the Lease, Landlord shall give Tenant written notice of the availability of the Available Space and the terms and conditions (including, without limitation, rent, which shall be the prevailing fair market rent for leases commencing as of the date the Available Space shall become available, as reasonably determined by Landlord, for the Available Space, and, if applicable, reimbursement of Landlord's costs incurred in relocating any seventh (7th) floor tenants) (the "OFFER") that Landlord is willing to offer to prospective tenants for the Available Space for a period of time equal to the remainder of the original term of the Lease. Tenant shall have ten (10) days following receipt of the Offer to elect to lease all of the Available Space upon the terms of the Offer.

         (b) If Tenant does not timely elect to lease all of the Available Space on the terms of the Offer or if Landlord and Tenant do not execute a lease amendment with respect to all of the Available Space within ten (10) business days following Tenant's election to lease all of the Available Space, Tenant's right to lease the Available Space shall lapse and Landlord may lease the Available Space or any part of the Available Space to any other prospective tenant on such terms as Landlord and such prospective tenant may agree.

         (c) If Tenant does timely accept the Offer, all of the Available Space shall be added to and be deemed a part of the Premises for all purposes of the Lease, on the terms and conditions of the Offer.

         (d) The right contained in this Paragraph 45 is personal to the named Tenant hereunder, its affiliates, and the surviving entity resulting from a merger with or acquisition of Tenant, and such right shall not inure to the benefit of any assignee or subtenant of the named Tenant hereunder.

         46. EXPANSION OPTION.

         (a) Subject to the terms and conditions of this Paragraph 46, Tenant shall have the option (the "EXPANSION OPTION") to expand the Premises on May 1, 1999 to include the entire fourth (4th) floor of the Building on the terms and conditions (including rent, which shall be the rent then being offered by Landlord to prospective tenants for space similar to the fourth floor space for leases commencing May 1, 1999 and ending on or near the Expiration Date (the "FOURTH FLOOR FAIR MARKET RENT") that Landlord is willing to offer to prospective tenants for the Fourth Floor Space for a period of time equal to the remainder of the original term of the Lease, provided that no Event of Default or Potential Default shall exist under the Lease when Tenant exercises such right or on May 1, 1999. Tenant may exercise such right only by giving Landlord written notice of Tenant's exercise of such right (the "EXPANSION ELECTION NOTICE") no later than May 1, 1998. If Tenant fails (or is unable due to an Event of Default) to timely exercise such right in accordance herewith, such right shall terminate.

         (b) If Tenant disagrees with Landlord's determination of Fourth Floor Fair Market Base Rent, Tenant, as its sole and exclusive remedy, shall have the right, within ten (10) business days of written notification of Landlord's determination of Fourth Floor Fair Market Base Rent, to rescind and revoke its election to exercise the Expansion option, in which case Landlord may lease the Fourth Floor Space or any part thereof to any other prospective tenant on such terms as Landlord and such prospective tenant may agree. The failure of Tenant to timely exercise the rescission right granted it hereunder shall constitute Tenant's acceptance of Landlord's determination of the Fourth Floor Fair Market Base Rent.

         47. OPTION TO EXTEND.

         (a) Subject to the terms and conditions of this Paragraph 47, Tenant shall have the option (the "EXTENSION OPTION") to extend the term of the Lease for one additional forty-two (42) month term (the "OPTION TERM"), on all of the same terms and conditions of the Lease except for monthly base rent, provided that no Event of Default or Potential Default shall exist under the Lease when Tenant exercises such right or on the commencement of the Option Term. Tenant may exercise such right only by giving Landlord written notice of Tenant's exercise of such right no later than April 30, 2001. If Tenant fails (or is unable due to an Event of Default) to timely exercise such right in accordance herewith, such right shall terminate.

         (b) Base rent for the Option Term shall be determined by Landlord on or before January 31, 2002. Base rent for the Option Term shall be an amount equal to the base rent then being offered by Landlord to prospective tenants for space similar to the Premises, as such space may have been expanded under the terms of this Lease, for a term equivalent to the Option Term for leases commencing as of December 1, 2002 ("EXTENSION FAIR MARKET BASE RENT"); provided that in no event shall monthly base rent for an Option Term be less than the monthly base rent and any additional rent payable during the last twelve months of the initial term of the Lease.

         (c) If Tenant disagrees with Landlord's determination of Extension Fair Market Base Rent, Tenant, as its sole and exclusive remedy, shall have the right, within ten (10) business days of written notification of Landlord's determination of Extension Fair Market Base Rent, to rescind and revoke its election to exercise the extension right under Subparagraph 46(a) above, in which case the term of the Lease shall expire on November 30, 2002. The failure of Tenant to timely exercise the rescission right granted it hereunder shall constitute Tenant's acceptance of Landlord's determination of the Extension Fair Market Base Rent.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum concurrently with the execution of the Lease.


SELECTQUOTE INSURANCE              THE EQUITABLE LIFE ASSURANCE
SERVICES, a California             SOCIETY OF THE UNITED STATES, a New
                                   York corporation


By:                                By:
   -------------------------           -----------------------------
   Name                                Name
        --------------------               -------------------------
   Title                               Title
        --------------------                 -----------------------

                               FIRST AMENDMENT TO

                         595 MARKET STREET OFFICE LEASE

                              EXPANSION OF PREMISES

This First Amendment to Lease ("Amendment") is made this 20th day of January 1997 by and between MARKET & SECOND, INC., a Delaware Corporation, successor in interest to The Equitable Life Assurance Society of the United States, Inc., ("Landlord") and SELECTQUOTE INSURANCE SERVICES, Inc., a California Corporation ("Tenant").

                                   WITNESSETH:

         WHEREAS, the parties hereto have entered into a certain Lease (the "Lease") dated August 16, 1995, demising certain premises located at 595 Market Street, San Francisco, CA ("The Building"), as more fully described therein as Suites 600 and 740 (collectively referred to as the "Premises").

         WHEREAS, Landlord and Tenant desire to expand the rentable area of the Premises and provide certain improvements to the Premises.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Landlord and Tenant agree as follows:

         1. EXPANSION OF PREMISES: Effective February 15, 1997, Section 1 of the Lease shall be amended by adding to the Premises Suite 710 consisting of approximately 1,034 rentable square feet located on the seventh (7th) floor of the Building (hereinafter referred to as the "Expansion Space"), further described on Exhibit A of this Amendment attached hereto.

         2. IMPROVEMENTS: Tenant shall accept the Expansion Space in its "As Is" condition. However, prior to Landlord's delivery of the Expansion Space to Tenant, Landlord shall recarpet and repaint the Expansion Space utilizing building standard finishes, with color selections to be chosen by Tenant.

         3. RENT: Section 3 of the Lease is hereby amended to provide that, commencing as of February 15, 1997 and expiring as of November 30, 2002, the Base Rent due and payable by Tenant in connection with the Expansion Space shall be Twenty Eight Thousand Nine Hundred and Fifty Two 00/100 Dollars ($28,952.00) per annum, payable in equal monthly installments of Two Thousand Four Hundred twelve and 67/100 Dollars ($2,412.67). The Base Year shall for the Expansion Space shall be 1997 and Tenant's Percentage Share for the Expansion Space shall be .26%.

         4. Tenant hereby represents and certifies to Landlord that there exist no defenses or offsets to enforcement of the Lease by Landlord, and Landlord is not, as of the date hereof, in default in the performance of any obligation or covenant of Landlord under the Lease.

         5. It is understood and agreed between the parties hereto that said Lease, as amended, shall have the same effect and all covenants, conditions, remedies, and terms of the original Lease including the security payment provision, if any, shall remain in full force and effect, except as aforesaid.

         6. Each capitalized term used herein, unless otherwise defined, shall have the meaning ascribed to such term in the Lease.


         IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the day and year first above written.


TENANT:                                     LANDLORD:

SELECTQUOTE INSURANCE SERVICES, Inc.        MARKET & SECOND, INC.
a California Corporation                    a Delaware Corporation


By:                                         By:
    ------------------------                    -------------------------

Its:                                        Its:
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Date:                                       Date:
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By:
    ------------------------

Its:
     -----------------------

Date:
      ----------------------

                               SECOND AMENDMENT TO
                         595 MARKET STREET OFFICE LEASE
                              EXPANSION OF PREMISES

This Second Amendment to Lease ("Amendment") is made this 30th day of May 1997 by and between MARKET & SECOND, INC., a Delaware Corporation, successor in interest to The Equitable Life Assurance Society of the United States, Inc., ("Landlord") and SELECTQUOTE INSURANCE SERVICES, Inc., a California Corporation ("Tenant").

                                    WITNESSETH:

         WHEREAS, the parties hereto have entered into a certain Lease (the "Lease") dated August 16, 1995 and amended as of January 20, 1997 ("First Amendment to 595 Market Street Office Lease"), demising certain premises located at 595 Market Street, San Francisco, CA ("the Building"), as more fully described therein as Suites 600, 710 and 740 (collectively referred to as the "Premises").

         WHEREAS, Landlord and Tenant desire to expand the rentable area of the Premises and provide certain improvements to the Premises.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Landlord and Tenant agree as follows:

         1. EXPANSION OF PREMISES: Effective August 1, 1997, the Premises as defined in Section 1 of the Lease shall be amended by adding Suite 720 consisting of approximately 1,304 rentable square feet located on the seventh
(7th) floor of the Building (hereinafter referred to as the "Expansion Space"), further described on Exhibit A of this Amendment attached hereto.

         2. IMPROVEMENTS: Tenant shall accept the Expansion Space in its "As Is" condition. Landlord shall provide Tenant up to an amount of Nine Thousand Seven Hundred Eighty and 00/100 Dollars (9,780.00) for any alterations requested by Tenant to be made to the Expansion Space. Any alterations requested by Tenant shall be made in accordance with the provisions of
Section 8 of the Lease.

         3. RENT: Section 3 of the Lease is hereby amended to provide that, commencing as of August 1, 1997 and expiring as of November 30, 2002, the Base Rent due and payable by Tenant in connection with the Expansion Space shall be Thirty Six Thousand Five Hundred Twelve and 00/100 Dollars ($36,512.00) per annum, payable in equal monthly installments of Three Thousand Forty Two and 67/100 Dollars ($3,042.67). The Base Year shall for the Expansion Space shall be 1997 and Tenant's Percentage Share for the Expansion Space shall be .328%.

         4. Tenant hereby represents and certifies to Landlord that there exist no defenses or offsets to enforcement of the Lease by Landlord, and Landlord is not, as of the date hereof, in default in the performance of any obligation or covenant of Landlord under the Lease.

         5. It is understood and agreed between the parties hereto that said Lease, as amended, shall have the same effect and all covenants, conditions, remedies, and terms of the original Lease including the security payment provision, if any, shall remain in full force and effect, except as aforesaid.

         6. Each capitalized term used herein, unless otherwise defined, shall have the meaning ascribed to such term in the Lease.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the day and year first above written.


TENANT:                                     LANDLORD:

SELECTQUOTE INSURANCE SERVICES, Inc.        MARKET & SECOND, INC.
a California Corporation                    a Delaware Corporation


By:                                         By:
    ------------------------                    -------------------------

Its:                                        Its:
     -----------------------                     ------------------------

Date:                                       Date:
      ----------------------                     ------------------------



By:
    ------------------------

Its:
     -----------------------

Date:
      ----------------------

            THIRD AMENDMENT TO 595 MARKET STREET OFFICE LEASE

         THIS THIRD AMENDMENT TO 595 MARKET STREET OFFICE LEASE ("Amendment") is made and entered into as of August ___, 1999, by and between MARKET & SECOND, INC., a Delaware corporation, successor in interest to The Equitable Life Assurance Society of the United States ("Landlord"), and SELECTQUOTE INSURANCE SERVICES, INC., a California corporation ("Tenant").

         A. Landlord and Tenant have heretofore entered into that certain 595 Market Street Office Lease (the "Office Lease") dated August 16, 1995, for certain premises in the building commonly known as 595 Market Street, San Francisco, California (the "Building"). The Office Lease was amended by that certain First Amendment to 595 Market Street Office Lease dated January 20, 1997 (the "First Amendment"), and by that certain Second Amendment to 595 Market Street Office Lease dated May 30, 1997 (the "Second Amendment") (collectively, the "Prior Amendments"). The Office Lease and the Prior Amendments are collectively referred to herein as the "Lease".

         B. Pursuant to the terms of the Lease, Tenant leased from Landlord certain premises located on the entire fifth floor of the Building (the "5th Floor Premises"), the entire sixth floor of the Building (the "6th Floor Premises") and a portion of the seventh floor of the Building containing approximately 3,611 rentable square feet of space, as more particularly shown on EXHIBIT A attached hereto (the "Surrender Premises").

         C. Landlord and Tenant desire to amend the Lease to provide for the termination of the Lease with respect to the Surrender Premises only.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         1.     PARTIAL TERMINATION.

              (a) Effective as of September 30, 1999 (the "Surrender Date"), the Lease shall be terminated with respect to the Surrender Premises only, and such termination shall have the same force and effect as if the term of the Lease with respect to the Surrender Premises were by the provisions thereof fixed to expire as of the Surrender Date. From and after the Surrender Date, the term "Premises" appearing in the Lease shall refer to the 5th Floor Premises and the 6th Floor Premises only. Tenant acknowledges and agrees that, as of the date hereof, any remaining obligations of Landlord pursuant to Paragraph 2 of the First Amendment and/or Paragraph 2 of the Second Amendment with respect to improvements to the Surrender Space are hereby terminated and are of no further force or effect.

              (b) On or before the Surrender Date, Tenant shall vacate the Surrender Premises and leave the same in the condition required pursuant to the provisions of Paragraphs 8(c) and 10 of the Lease. In the event Tenant fails to vacate the Surrender Premises on or before the Surrender Date in accordance with the provisions of this Amendment, in addition to all other remedies Landlord may have under the Lease, Tenant shall indemnify, protect and hold Landlord harmless from and against any and all loss, cost, damage or liability (including attorneys' fees and costs) arising out of such failure, including, without limitation, any claims for delay may by any successor tenant to the Surrender Premises. In addition, any such failure to timely surrender the Surrender Premises in the condition required pursuant to the provisions of Paragraphs 8(c) and 10 of the Lease shall constitute a default by Tenant under the Lease and entitle Landlord to exercise any or all of its remedies provided in Articles 19 and 20 of the Lease, notwithstanding that Landlord may elect to accept one or more payments of Base Rent and/or additional rent with respect to the Surrender Premises following the Surrender Date.

              2. BASE RENT. The Basic Lease Information and Article 3 of the Lease are hereby amended to provide that, from and after the Surrender Date, Tenant shall pay monthly base rent for the Premises as follows:

October 1, 1999 - October 31, 1999:                  $48,370.00 per month

November 1, 1999 - October 31, 2000                  $50,673.33 per month

November 1, 2000 - October 31, 2001                  $52, 976.67 per month

November 1, 2001 - November 30, 2002                 $55,280.00 per month

              3. TENANT'S PERCENTAGE SHARE. The Basic Lease Information and
Article 4 of the Lease are hereby amended to provide that, from and after the Surrender Date, Tenant's percentage share of Operating Expenses and Building Taxes with respect to the Premises shall be 6.95%.

              4. 5TH FLOOR ELEVATOR LOBBY. Landlord, at Landlord's cost, shall re-carpet the elevator lobby of the 5th Floor Premises using Building standard carpet. Such work shall be performed on a date or dates mutually agreed upon by Landlord and Tenant, but in any event on or prior to December 1, 1999 (subject to delays outside the reasonable control of Landlord including, without limitation, delays caused by Tenant). Tenant agrees to cooperate with Landlord in the performance of such work, and Tenant acknowledges that such work may, at Landlord's election, be performed during normal business hours. Tenant hereby waives any claims against Landlord for the interruption of Tenant's business operations as a result of such work.

              5. CAPITALIZED TERMS. All capitalized terms not defined herein shall have the meaning given to them in the Lease.

              6. EFFECTIVENESS. Except as expressly modified herein, the terms, covenants and conditions of the Lease shall remain in full force and effect.

              7. RATIFICATION. Landlord and Tenant hereby ratify and confirm all of the provisions of the Lease as amended by Paragraphs 1 through 6 hereof.

              IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.


TENANT:                                     LANDLORD:

SELECTQUOTE INSURANCE SERVICES, Inc.        MARKET & SECOND, INC.
a California Corporation                    a Delaware Corporation


By:                                         By:
    ------------------------                    -------------------------

Its:                                        Its:
     -----------------------                     ------------------------

By:                                         By:
    ------------------------                    -------------------------

Its:                                        Its:
     -----------------------                     ------------------------



                                  CERTIFICATE

                I, __________________, as Secretary of the aforesaid Tenant, hereby certify that the individual(s) executing the foregoing Amendment on behalf of Tenant was/were duly authorized to act in his/their capacity/capacities as set forth above, and his/their action(s) is/are the action of Tenant.




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